UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 1, 2024

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

Item 8.01    Other Events

On April 1, 2024, the Board of Directors (the “Board”) of Ashford Inc., a Nevada corporation (the “Company”), upon the recommendation of the Special Committee of the Board consisting entirely of independent and disinterested directors, approved a transaction whereby the Company would effect a reverse/forward stock split of the Company’s shares of common stock, in conjunction with terminating the Company’s public company reporting obligations and delisting the Company’s common stock from the NYSE American LLC (the “NYSE American”), subject to obtaining the requisite approval of the Company’s stockholders at a Special Meeting of Stockholders to be held for that purpose, which is currently expected to occur in the summer of 2024.

Specifically, the Board recommended and approved a transaction whereby the Company would effect a 1-for-10,000 reverse stock split of the Company’s common stock (the “Reverse Stock Split”), followed by a 10,000-for-1 forward stock split of the Company’s common stock (the “Forward Stock Split,” and together with the Reverse Stock Split, the “Proposed Transaction”). Stockholders owning fewer than 10,000 shares of common stock in any one account immediately prior to the Reverse Stock Split would receive $5.00 in cash, without interest, immediately following the Reverse Stock Split, for each share of common stock held by them immediately prior to the Reverse Stock Split, and thereafter they would no longer be stockholders of the Company. Stockholders owning 10,000 or more shares in any one account immediately prior to the Reverse Stock Split (“Continuing Stockholders”) would not be entitled to receive any cash for their share interests. The Forward Stock Split, which would follow the Reverse Stock Split, would reconvert whole shares and fractional share interests held by the Continuing Stockholders back into the same number of shares of the Company’s common stock held by such Continuing Stockholders immediately before the Reverse Stock Split. As a result of the Forward Stock Split, the total number of shares of the Company’s common stock held by a Continuing Stockholder would not change as a result of the Proposed Transaction. The Company estimates that approximately 1.1 million shares of the Company’s common stock (representing approximately 31% of the shares of common stock currently outstanding) would be cashed out in the Proposed Transaction and the aggregate cost to the Company of the Proposed Transaction would be approximately $5.5 million, plus transaction expenses, which are estimated to be approximately $6.7 million. The Company expects to fund such costs using cash-on-hand.

The Proposed Transaction will be submitted to a vote of the Company’s stockholders at a Special Meeting of Stockholders to be called for that purpose. The Board has instructed the Company’s management to prepare and file a preliminary proxy statement with respect to the Proposed Transaction. Approval of the Reverse Stock Split requires a majority vote cast of the Company’s common stock (taking into account the Company’s Series D Convertible Preferred Stock on an as-converted basis) at the Special Meeting of Stockholders. (A “majority vote” means that more votes have been cast for a proposal than against it, and abstentions and broker non-votes, if any, will not be considered as votes cast.)

A “Rule 13e-3 transaction” is any transaction or series of transactions (involving a securities purchase, tender offer, or specified proxy solicitation) by an issuer or an affiliate of the issuer, which has a reasonable likelihood or purpose of directly or indirectly (i) causing any registered class of equity securities to be eligible for termination of registration, or eligible for termination or suspension of reporting obligations; or (ii) causing any listed class of equity securities to cease to be listed on a national securities exchange. Because the Proposed Transaction constitutes a Rule 13e-3 transaction, stockholders will be asked to consider and vote upon a proposal to approve a waiver of the prohibition on Rule 13e-3 transactions contained in Section 3.03 of a certain Investor Rights Agreement entered into as of November 6, 2019 by and among the Company, Archie Bennett, Jr., Monty J. Bennett and certain other parties.

As of March 25, 2024, the Company’s directors and executive officers owned approximately 37.9% of the issued and outstanding shares of the Company’s common stock (including the Series D Convertible Preferred Stock on an as-converted basis and the associated accrued and unpaid dividends) and are expected to vote “FOR” the Proposed Transaction. The terms and contemplated timeline of the Proposed Transaction, including the manner of determining the fair value for shares to be cashed out in the Reverse Stock Split, will be set forth in the preliminary proxy statement and a transaction statement on Schedule 13E-3 filed by the Company outlining the Proposed Transaction. The Proposed Transaction may be considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as it is part of a plan to terminate the registration of (or “deregister”) the Company’s common stock under Section 12(g) of the Exchange Act and suspend the Company’s duty to file periodic reports and other information with the U.S. Securities and Exchange Commission (the “SEC”) under Section 13(a) thereunder, and, subject to applicable waiting periods for deregistration under the federal securities laws, to delist the Company’s common stock from the NYSE American.

If consummated, the Reverse Stock Split and Forward Stock Split would apply directly to record holders of the Company’s common stock. Persons who hold shares of the Company’s common stock in “street name” are encouraged to contact their bank, broker or other nominee for information on how the Proposed Transaction may affect any shares of the Company’s common stock held for their account. If you hold in “street name” fewer than 10,000 shares in any one account, the Proposed Transaction may apply indirectly to your shares as described in the proxy statement to be filed in connection with the Proposed Transaction.

The Board may abandon the Proposed Transaction at any time prior to the effectiveness of the Proposed Transaction, even after stockholder approval, if the Board determines in its business judgment that the Proposed Transaction is no longer in the best interests of the Company and its stockholders.

The Company’s Chief Executive Officer and Chairman of the Board, Monty J. Bennett, and other members of senior management of the Company may purchase or sell shares of common stock of the Company in the open market following the public announcement of the Proposed Transaction. Any such purchases or sales will be reported on Form 4 and Schedule 13D as required by law. These purchases and sales may increase or decrease the price of the Company’s common stock.

On April 1, 2024, the Company issued a press release and letter to employees announcing the Proposed Transaction. The press release and letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.
Additional Information and Where to Find It
THIS CURRENT REPORT ON FORM 8-K IS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE PROPOSED TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO ASHFORD INC., 14185 DALLAS PARKWAY, SUITE 1200, DALLAS, TEXAS 75254, ATTENTION: SECRETARY.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction. Information concerning such participants will be set forth in the proxy statement to be filed by the Company in connection with the special meeting of stockholders to vote on the Proposed Transaction. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts to be printed in the Company’s proxy statement, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the Proposed Transaction will be included in the proxy statement to be filed by the Company with the SEC in connection with the Proposed Transaction.

Safe Harbor for Forward-Looking Statements

Certain statements and assumptions in this Current Report on Form 8-K contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: the impact of COVID-19 on our business; our business and investment strategy; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our ability to obtain future financing arrangements; our understanding of our competition; market trends; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements include statements about the perceived benefits and costs of the Proposed Transaction, the number of shares of the Company’s common stock that are expected to be cashed out in the Proposed Transaction and the timing and stockholder approval of the Proposed Transaction. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the Proposed Transaction are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the Proposed Transaction, SEC regulatory review of the Company’s filings related to the Proposed Transaction, and the continuing determination of the Board and Special Committee that the Proposed Transaction is in the best interests of the Company and its stockholders. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company’s filings with the SEC.

The forward-looking statements included in this Current Report are only made as of the date of this Current Report. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits
Exhibit Number         Description

99.1    Press release dated April 1, 2024
99.2    Letter to Employees of the Company
104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 2, 2024

ASHFORD INC.

By:	/s/ ALEX ROSE
Alex Rose
Executive Vice President, General Counsel & Secretary

5